Weyerhaeuser Company					Exhibit 99.2
Q3.2018 Analyst Package
Preliminary results (unaudited)

Consolidated Statement of Operations

in millions	Q1	Q2	Q3		Year-to-Date
	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Net sales	$1,865	$2,065	$1,910	$1,872	$5,840	$5,373
Cost of products sold	1,348	1,447	1,452	1,374	4,247	3,982
Gross margin	517	618	458	498	1,593	1,391
Selling expenses	23	23	20	22	66	66
General and administrative expenses	78	80	78	75	236	238
Research and development expenses	2	2	2	4	6	12
Charges for integration and restructuring, closures and asset impairments	2	—	—	14	2	178
Charges (recoveries) for product remediation, net	(20)	20	—	190	—	240
Other operating costs (income), net	28	17	21	(12)	66	2
Operating income	404	476	337	205	1,217	655
Non-operating pension and other postretirement benefit costs	(24)	(13)	(17)	(16)	(54)	(46)
Interest income and other	12	11	13	12	36	30
Interest expense, net of capitalized interest	(93)	(92)	(93)	(98)	(278)	(297)
Earnings before income taxes	299	382	240	103	921	342
Income taxes	(30)	(65)	15	27	(80)	(31)
Net earnings	$269	$317	$255	$130	$841	$311

Per Share Information

	Q1	Q2	Q3		Year-to-Date
	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Earnings per share, basic and diluted	$0.35	$0.42	$0.34	$0.17	$1.11	$0.41
Dividends paid per common share	$0.32	$0.32	$0.34	$0.31	$0.98	$0.93
Weighted average shares outstanding (in thousands):
Basic	756,815	757,829	754,986	753,535	756,531	752,301
Diluted	759,462	760,533	757,389	756,903	759,116	756,058
Common shares outstanding at end of period (in thousands)	756,700	757,646	749,199	753,051	749,199	753,051

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)*

in millions	Q1	Q2	Q3		Year-to-Date
	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Net earnings	$269	$317	$255	$130	$841	$311
Non-operating pension and other postretirement benefit costs	24	13	17	16	54	46
Interest income and other	(12)	(11)	(13)	(12)	(36)	(30)
Interest expense, net of capitalized interest	93	92	93	98	278	297
Income taxes	30	65	(15)	(27)	80	31
Operating income	404	476	337	205	1,217	655
Depreciation, depletion and amortization	120	119	122	132	361	394
Basis of real estate sold	12	22	46	24	80	48
Unallocated pension service costs	—	—	—	1	—	3
Special items	8	20	—	207	28	429
Adjusted EBITDA*	$544	$637	$505	$569	$1,686	$1,529

*Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs, and special items. Adjusted EBITDA excludes results from joint ventures. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

Weyerhaeuser Company				Total Company Statistics
Q3.2018 Analyst Package
Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

in millions	Q1	Q2	Q3		Year-to-Date
	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Net earnings	$269	$317	$255	$130	$841	$311
Plum Creek merger and integration-related costs	—	—	—	3	—	15
Restructuring, impairment and other charges	—	—	—	4	—	151
Environmental remediation charges (recoveries)	21	—	—	—	21	—
Countervailing and antidumping duties charges (credits)(1)	—	—	—	4	—	12
Product remediation charges (recoveries), net	(15)	15	—	118	—	149
Tax adjustments(2)	—	—	(41)	—	(41)	—
Net earnings before special items	$275	$332	$214	$259	$821	$638

	Q1	Q2	Q3		Year-to-Date
	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Net earnings per diluted share	$0.35	$0.42	$0.34	$0.17	$1.11	$0.41
Plum Creek merger and integration-related costs	—	—	—	—	—	0.02
Restructuring, impairment and other charges	—	—	—	0.01	—	0.20
Environmental remediation charges (recoveries)	0.03	—	—	—	0.03	—
Countervailing and antidumping duties charges (credits)(1)	—	—	—	0.01	—	0.01
Product remediation charges (recoveries), net	(0.02)	0.02	—	0.15	—	0.20
Tax adjustments(2)	—	—	(0.06)	—	(0.06)	—
Net earnings per diluted share before special items	$0.36	$0.44	$0.28	$0.34	$1.08	$0.84
(1)As of first quarter 2018, countervailing and antidumping duties are no longer reported as a special item.
(2)During third quarter 2018, we recorded a tax benefit related to our $300 million contribution to our U.S. qualified pension plan.

Selected Total Company Items

in millions	Q1	Q2	Q3		Year-to-Date
	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Pension and postretirement costs:
Pension and postretirement service costs	$10	$8	$10	$9	$28	$26
Non-operating pension and other postretirement benefit costs	24	13	17	16	54	46
Total company pension and postretirement costs	$34	$21	$27	$25	$82	$72

Weyerhaeuser Company
Q3.2018 Analyst Package
Preliminary results (unaudited)
Consolidated Balance Sheet

in millions	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2017

ASSETS
Current assets:
Cash and cash equivalents	$598	$901	$348	$824
Receivables, less discounts and allowances	481	491	444	396
Receivables for taxes	24	23	140	14
Inventories	445	414	389	383
Prepaid expenses and other current assets	118	146	140	98
Current restricted financial investments held by variable interest entities	253	253	253	—
Total current assets	1,919	2,228	1,714	1,715
Property and equipment, net	1,573	1,597	1,672	1,618
Construction in progress	275	282	255	225
Timber and timberlands at cost, less depletion	12,888	12,790	12,727	12,954
Minerals and mineral rights, less depletion	306	302	297	308
Goodwill	40	40	40	40
Deferred tax assets	244	168	71	268
Other assets	278	279	289	316
Restricted financial investments held by variable interest entities	362	362	362	615
Total assets	$17,885	$18,048	$17,427	$18,059

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$—	$—	$—	$62
Current debt (nonrecourse to the company) held by variable interest entities	209	209	511	209
Accounts payable	245	270	271	249
Accrued liabilities	457	543	491	645
Total current liabilities	911	1,022	1,273	1,165
Long-term debt	5,928	5,924	5,921	5,930
Long-term debt (nonrecourse to the company) held by variable interest entities	302	302	—	302
Deferred pension and other postretirement benefits	1,454	1,224	885	1,487
Other liabilities	299	295	291	276
Total liabilities	8,894	8,767	8,370	9,160
Total equity	8,991	9,281	9,057	8,899
Total liabilities and equity	$17,885	$18,048	$17,427	$18,059

Weyerhaeuser Company
Q3.2018 Analyst Package
Preliminary results (unaudited)
Consolidated Statements of Cash Flows

in millions	Q1	Q2	Q3		Year-to-Date
	March 31, 2018	June 30, 2018	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Cash flows from operations:
Net earnings	$269	$317	$255	$130	$841	$311
Noncash charges earnings:
Depreciation, depletion and amortization	120	119	122	132	361	394
Basis of real estate sold	12	22	46	24	80	48
Deferred income taxes, net	10	15	86	3	111	9
Pension and other postretirement benefits	34	21	27	25	82	72
Share-based compensation expense	9	9	13	10	31	29
Charges for impairments of assets	1	—	—	6	1	153
Change in:
Receivables, less allowances	(83)	(18)	46	(35)	(55)	(113)
Receivables and payables for taxes	5	10	(124)	(63)	(109)	(116)
Inventories	(66)	30	27	11	(9)	4
Prepaid expenses	(5)	4	(6)	4	(7)	(9)
Accounts payable and accrued liabilities	(173)	103	(63)	129	(133)	184
Pension and postretirement benefit contributions and payments	(16)	(16)	(323)	(22)	(355)	(59)
Other	19	(19)	(19)	(31)	(19)	(60)
Net cash from operations	$136	$597	$87	$323	$820	$847
Cash flows from investing activities:
Capital expenditures for property and equipment	$(61)	$(83)	$(94)	$(87)	$(238)	$(213)
Capital expenditures for timberlands reforestation	(20)	(14)	(11)	(10)	(45)	(46)
Proceeds from sale of assets and operations	2	—	—	411	2	423
Other	3	24	(10)	(16)	17	28
Cash from (used in) investing activities	$(76)	$(73)	$(115)	$298	$(264)	$192
Cash flows from financing activities:
Cash dividends on common shares	$(242)	$(243)	$(256)	$(233)	$(741)	$(699)
Proceeds from issuance of long-term debt	—	—	—	225	—	225
Payments of long-term debt	(62)	—	—	(831)	(62)	(831)
Proceeds from borrowing on line of credit	—	—	—	100	—	100
Payments on line of credit	—	—	—	(100)	—	(100)
Proceeds from exercise of stock options	25	23	4	8	52	89
Repurchases of common shares	—	—	(273)	—	(273)	—
Other	(7)	(1)	—	6	(8)	(2)
Cash used in financing activities	$(286)	$(221)	$(525)	$(825)	$(1,032)	$(1,218)
Net change in cash and cash equivalents	$(226)	$303	$(553)	$(204)	$(476)	$(179)
Cash and cash equivalents at beginning of period	824	598	901	701	824	676
Cash and cash equivalents at end of period	$598	$901	$348	$497	$348	$497

Cash paid during the period for:
Interest, net of amount capitalized	$105	$67	$113	$123	$285	$315
Income taxes	$17	$41	$22	$23	$80	$129

Weyerhaeuser Company						Timberlands Segment
Q3.2018 Analyst Package
Preliminary results (unaudited)
Segment Statement of Operations
in millions		Q1.2018	Q2.2018	Q3.2018	Q3.2017	YTD.2018	YTD.2017
Sales to unaffiliated customers		$505	$482	$468	$491	$1,455	$1,446
Intersegment sales		228	185	185	179	598	544
Total net sales		733	667	653	670	2,053	1,990
Cost of products sold		526	485	505	517	1,516	1,512
Gross margin		207	182	148	153	537	478
Selling expenses		1	—	1	1	2	3
General and administrative expenses		23	25	23	24	71	71
Research and development expenses		2	1	2	3	5	10
Charges for integration and restructuring, closures and asset impairments		—	—	—	—	—	147
Other operating costs (income), net		(8)	(5)	(4)	(6)	(17)	(20)
Operating income and Net contribution to earnings		$189	$161	$126	$131	$476	$267

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*
in millions		Q1.2018	Q2.2018	Q3.2018	Q3.2017	YTD.2018	YTD.2017
Operating income		$189	$161	$126	$131	$476	$267
Depreciation, depletion and amortization		79	79	80	89	238	270
Special items		—	—	—	—	—	147
Adjusted EBITDA*		$268	$240	$206	$220	$714	$684
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)
in millions		Q1.2018	Q2.2018	Q3.2018	Q3.2017	YTD.2018	YTD.2017
Restructuring, impairment and other charges		$—	$—	$—	$—	$—	$(147)

Selected Segment Items
in millions		Q1.2018	Q2.2018	Q3.2018	Q3.2017	YTD.2018	YTD.2017
Total decrease (increase) in working capital(1)		$(40)	$70	$(32)	$(3)	$(2)	$(45)
Cash spent for capital expenditures		$(28)	$(29)	$(25)	$(24)	$(82)	$(79)
(1) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

Segment Statistics(2)(3)
		Q1.2018	Q2.2018	Q3.2018	Q3.2017	YTD.2018	YTD.2017
Third Party Net Sales (millions)	Delivered logs:
	West	$266	$262	$238	$221	$766	$673
	South	157	158	157	155	472	451
	North	25	20	25	25	70	68
	Other	14	7	9	17	30	48
	Total delivered logs	462	447	429	418	1,338	1,240
	Stumpage and pay-as-cut timber	15	11	13	23	39	52
	Products from international operations	—	—	—	23	—	63
	Recreational and other lease revenue	14	15	15	16	44	45
	Other revenue	14	9	11	11	34	46
	Total	$505	$482	$468	$491	$1,455	$1,446
Delivered Logs Third Party Sales Realizations (per ton)	West	$131.59	$132.24	$125.67	$116.03	$129.91	$108.43
	South	$34.83	$34.55	$34.88	$34.24	$34.75	$34.40
	North	$60.79	$64.92	$60.97	$59.02	$62.00	$60.24
Delivered Logs Third Party Sales Volumes (tons, thousands)	West	2,019	1,984	1,897	1,910	5,900	6,210
	South	4,510	4,560	4,521	4,527	13,591	13,105
	North	404	313	414	428	1,131	1,135
	Other	317	81	154	424	552	1,226
Fee Harvest Volumes (tons, thousands)	West	2,443	2,360	2,305	2,230	7,108	7,539
	South	6,751	6,630	6,478	6,953	19,859	19,799
	North	549	423	537	565	1,509	1,570
	Other	—	—	—	569	—	1,384
(2) The Western region includes Washington and Oregon. The Southern region includes Virginia, North Carolina, South Carolina, Florida, Georgia, Alabama, Mississippi, Louisiana, Arkansas, Texas and Oklahoma. The Northern region includes West Virginia, Maine, New Hampshire, Vermont, Michigan, Wisconsin and Montana. Other includes our Canadian operations and managed Twin Creeks operations (our management agreement for the Twin Creeks Venture began in April 2016 and terminated in December 2017).

(3) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company					Real Estate, Energy and Natural Resources Segment
Q3.2018 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q1.2018	Q2.2018	Q3.2018	Q3.2017	YTD.2018	YTD.2017
Net sales		$51	$58	$96	$82	$205	$181
Cost of products sold		19	30	54	31	103	67
Gross margin		32	28	42	51	102	114
General and administrative expenses		7	6	6	6	19	20
Other operating costs (income), net		—	—	—	(1)	—	(1)
Operating income		25	22	36	46	83	95
Interest income and other		—	—	—	1	—	1
Operating income and net contribution to earnings		$25	$22	$36	$47	$83	$96

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2018	Q2.2018	Q3.2018	Q3.2017	YTD.2018	YTD.2017
Operating income		$25	$22	$36	$46	$83	$95
Depreciation, depletion and amortization		4	3	4	4	11	11
Basis of real estate sold		12	22	46	24	80	48
Adjusted EBITDA*		$41	$47	$86	$74	$174	$154
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions		Q1.2018	Q2.2018	Q3.2018	Q3.2017	YTD.2018	YTD.2017
Cash spent for capital expenditures		$—	$—	$—	$(1)	$—	$(2)

Segment Statistics

		Q1.2018	Q2.2018	Q3.2018	Q3.2017	YTD.2018	YTD.2017
Net Sales (millions)	Real Estate	$34	$38	$76	$64	$148	$128
	Energy and Natural Resources	17	20	20	18	57	53
	Total	$51	$58	$96	$82	$205	$181
Acres Sold	Real Estate	21,771	16,290	61,681	35,749	99,742	59,009
Price per Acre	Real Estate	$1,539	$2,258	$1,209	$1,784	$1,452	$2,081

Weyerhaeuser Company						Wood Products Segment
Q3.2018 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations
in millions		Q1.2018	Q2.2018	Q3.2018	Q3.2017	YTD.2018	YTD.2017
Net sales		$1,309	$1,525	$1,346	$1,299	$4,180	$3,746
Cost of products sold		1,005	1,119	1,071	1,005	3,195	2,933
Gross margin		304	406	275	294	985	813
Selling expenses		21	22	18	20	61	60
General and administrative expenses		34	31	32	30	97	94
Research and development expenses		—	1	—	1	1	2
Charges for integration and restructuring, closures and asset impairments		2	—	—	8	2	11
Charges (recoveries) for product remediation, net		(20)	20	—	190	—	240
Other operating costs (income), net		(3)	3	12	5	12	17
Operating income and Net contribution to earnings		$270	$329	$213	$40	$812	$389

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*
in millions		Q1.2018	Q2.2018	Q3.2018	Q3.2017	YTD.2018	YTD.2017
Operating income		$270	$329	$213	$40	$812	$389
Depreciation, depletion and amortization		36	36	37	37	109	108
Special items		(20)	20	—	201	—	262
Adjusted EBITDA*		$286	$385	$250	$278	$921	$759
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)
in millions		Q1.2018	Q2.2018	Q3.2018	Q3.2017	YTD.2018	YTD.2017
Countervailing and antidumping duties (charges) credits(1)		$—	$—	$—	$(5)	$—	$(16)
Restructuring, impairments, and other charges		—	—	—	(6)	—	(6)
Product remediation (charges) recoveries, net		20	(20)	—	(190)	—	(240)
Total		$20	$(20)	$—	$(201)	$—	$(262)
(1) As of first quarter 2018, countervailing and antidumping duties are no longer reported as a special item.

Selected Segment Items
in millions		Q1.2018	Q2.2018	Q3.2018	Q3.2017	YTD.2018	YTD.2017
Total decrease (increase) in working capital(2)		$(226)	$3	$71	$150	$(152)	$141
Cash spent for capital expenditures		$(52)	$(68)	$(79)	$(71)	$(199)	$(176)
(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics
in millions, except for third party sales realizations		Q1.2018	Q2.2018	Q3.2018	Q3.2017	YTD.2018	YTD.2017
Structural Lumber (volumes presented in board feet)	Third party net sales	$569	$681	$581	$525	$1,831	$1,541
	Third party sales realizations	$498	$541	$491	$448	$511	$434
	Third party sales volumes(3)	1,140	1,261	1,184	1,172	3,585	3,548
	Production volumes	1,160	1,180	1,106	1,093	3,446	3,391
Engineered Solid Section (volumes presented in cubic feet)	Third party net sales	$129	$139	$132	$131	$400	$378
	Third party sales realizations	$2,088	$2,156	$2,208	$2,047	$2,150	$1,970
	Third party sales volumes(3)	6.2	6.4	6.0	6.4	18.6	19.2
	Production volumes	6.3	6.4	6.3	6.4	19.0	19.3
Engineered I-joists (volumes presented in lineal feet)	Third party net sales	$78	$92	$91	$93	$261	$251
	Third party sales realizations	$1,585	$1,630	$1,668	$1,529	$1,629	$1,512
	Third party sales volumes(3)	49	57	54	60	160	166
	Production volumes	56	52	46	58	154	161
Oriented Strand Board (volumes presented in square feet 3/8")	Third party net sales	$232	$277	$215	$243	$724	$671
	Third party sales realizations	$314	$367	$321	$328	$335	$295
	Third party sales volumes(3)	739	754	669	741	2,162	2,274
	Production volumes	734	747	665	744	2,146	2,256
Softwood Plywood (volumes presented in square feet 3/8")	Third party net sales	$50	$55	$53	$45	$158	$136
	Third party sales realizations	$438	$461	$439	$386	$446	$381
	Third party sales volumes(3)	115	118	122	117	355	358
	Production volumes	97	105	106	88	308	284
Medium Density Fiberboard (volumes presented in square feet 3/4")	Third party net sales	$43	$47	$48	$48	$138	$146
	Third party sales realizations	$839	$839	$828	$821	$835	$820
	Third party sales volumes(3)	51	55	59	58	165	177
	Production volumes	50	57	61	63	168	182
(3) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company					Unallocated Items
Q3.2018 Analyst Package
Preliminary results (unaudited)

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as share-based compensation expense, pension and postretirement costs, foreign exchange transaction gains and losses and the elimination of intersegment profit in inventory and LIFO.

Contribution to Earnings

in millions	Q1.2018	Q2.2018	Q3.2018	Q3.2017	YTD.2018	YTD.2017
Unallocated corporate function and variable compensation expense	$(18)	$(19)	$(19)	$(19)	$(56)	$(55)
Liability classified share-based compensation	—	(2)	4	(1)	2	(7)
Foreign exchange gains (losses)	(2)	2	(2)	3	(2)	—
Elimination of intersegment profit in inventory and LIFO	(21)	3	—	3	(18)	(6)
Charges for integration and restructuring, closures and asset impairments	—	—	—	(6)	—	(20)
Other	(39)	(20)	(21)	8	(80)	(8)
Operating income (loss)	(80)	(36)	(38)	(12)	(154)	(96)
Non-operating pension and other postretirement benefit (costs) credits	(24)	(13)	(17)	(16)	(54)	(46)
Interest income and other	12	11	13	11	36	29
Net contribution to earnings	$(92)	$(38)	$(42)	$(17)	$(172)	$(113)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q1.2018	Q2.2018	Q3.2018	Q3.2017	YTD.2018	YTD.2017
Operating income (loss)	$(80)	$(36)	$(38)	$(12)	$(154)	$(96)
Depreciation, depletion and amortization	1	1	1	2	3	5
Unallocated pension service costs	—	—	—	1	—	3
Special items	28	—	—	6	28	20
Adjusted EBITDA*	$(51)	$(35)	$(37)	$(3)	$(123)	$(68)
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

in millions	Q1.2018	Q2.2018	Q3.2018	Q3.2017	YTD.2018	YTD.2017
Plum Creek merger and integration-related costs	$—	$—	$—	$(6)	$—	$(20)
Environmental remediation insurance (charges) recoveries	(28)	—	—	—	(28)	—
Total	$(28)	$—	$—	$(6)	$(28)	$(20)

Unallocated Selected Items

in millions	Q1.2018	Q2.2018	Q3.2018	Q3.2017	YTD.2018	YTD.2017
Cash spent for capital expenditures	$(1)	$—	$(1)	$(1)	$(2)	$(2)